Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

Debtors : The Great Atlantic & Pacific Tea Company, Inc. et al. (1)
Case Number: Jointly Administered 10-24549 (RDD)

Monthly Operating Report for the Period:

February 27, 2011 to March 26, 2011

Debtors’ Address:

2 Paragon Drive

Montvale, NJ 07645

Net Loss: $35.0 million

Debtors’ Attorneys:

Kirkland & Ellis LLP

601 Lexington Avenue

New York, NY 10022

Telephone: (212) 446-4800

Facsimile: (212) 446-4900

James H.M. Sprayregen, P.C.

Paul M. Basta

Ray C. Schrock

and

Kirkland & Ellis LLP

300 North LaSalle

Chicago, IL 60654

Telephone: (312) 862-2000

Facsimile: (312) 862-2200

James J. Mazza, Jr.

Report Preparer:

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies under the penalty of perjury that the information contained therein is complete, accurate and truthful to the best of my knowledge. (2)

Date: May 16, 2011
Frederic F. Brace
Chief Administrative Officer,
Chief Restructuring Officer and
Chief Financial Officer

(1)          See Schedule 1 for a listing of Debtor by case number

(2)          All amounts herein are unaudited and subject to revision.  The Debtors reserve all rights to revise this report.

Case No. 10-24549 (RDD) Jointly Administered

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. et al. (1)

(DEBTORS-IN-POSSESSION)

MONTHLY OPERATING REPORT FOR MARCH 2011

(1)          See Schedule 1 for a listing of Debtor by case number.

Case No. 10-24549 (RDD) Jointly Administered

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. et al. (1)

(DEBTORS-IN-POSSESSION)

MONTHLY OPERATING REPORT FOR MARCH 2011

CONSOLIDATED STATEMENT OF OPERATIONS

(Unaudited — in thousands)

Four Weeks Ended
March 26, 2011

Sales	$566,772
Cost of merchandise sold	(400,944)
Gross margin	165,828
Store operating, general and administrative expense	(186,049)
Loss from continuing operations before interest expense, reorganization items and income taxes	(20,221)
Interest expense	(10,168)
Reorganization items	(4,240)
Loss from continuing operations before income taxes	(34,629)
Provision for income taxes	(35)
Loss from continuing operations	(34,664)
Loss from discontinued operations	(333)
Net loss	$(34,997)

(1) See Schedule 1 for a listing of Debtor by case number.

See accompanying notes to consolidated financial statements.

Case No. 10-24549 (RDD) Jointly Administered

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. et al. (1)

(DEBTORS-IN-POSSESSION)

MONTHLY OPERATING REPORT FOR MARCH 2011

CONSOLIDATED BALANCE SHEET

(Unaudited — in thousands)

As of
March 26, 2011
ASSETS
Current assets:
Cash and cash equivalents	$349,471
Restricted cash	1,731
Accounts receivable, net of allowance for doubtful accounts of $5,854 at March 26, 2011	203,437
Inventories, net	430,476
Prepaid expenses and other current assets	34,823
Total current assets	1,019,938

Non-current assets:
Property:
Property owned, net	1,153,932
Property leased under capital leases, net	62,584
Property, net	1,216,516
Goodwill	110,412
Intangible assets, net	123,463
Other assets	143,031
Total assets	$2,613,360

LIABILITIES & STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$121,098
Book overdrafts	19,392
Accrued salaries, wages and benefits	112,135
Accrued taxes	25,047
Other accrued liabilities	80,889
Total current liabilities	358,561

Non-current liabilities:
Debtor-in-possession credit agreement	350,000
Other non-current liabilities	74,772
Total liabilities not subject to compromise	783,333
Liabilities subject to compromise	2,862,711
Total liabilities	3,646,044

Series A redeemable preferred stock — no par value, $1,000 redemption value; authorized — 700,000 shares; issued — 179,020 shares	143,299

Stockholders’ deficit:
Common stock — $1 par value; authorized — 160,000,000 shares; issued and outstanding — 53,852,470 shares at March 26, 2011	53,852
Additional paid-in capital	511,135
Accumulated other comprehensive loss	(75,309)
Accumulated deficit	(1,665,661)
Total stockholders’ deficit	(1,175,983)
Total liabilities and stockholders’ deficit	$2,613,360

(1) See Schedule 1 for a listing of Debtor by case number.

See accompanying notes to consolidated financial statements.

Case No. 10-24549 (RDD) Jointly Administered

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. et al. (1)

(DEBTORS-IN-POSSESSION)

MONTHLY OPERATING REPORT FOR MARCH 2011

CONSOLIDATED STATEMENT OF CASH FLOWS

(Unaudited — in thousands)

Four Weeks Ended
March 26, 2011
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(34,997)
Adjustments to reconcile net loss to net cash provided by operating activities (see next page)	17,203
Changes in assets and liabilities:
Decrease in receivables	6,465
Decrease in inventories	10,484
Decrease in prepaid expenses and other current assets	700
Increase in other assets	(975)
Decrease in accounts payable	(2,562)
Increase in accrued salaries, wages and benefits, and taxes	1,581
Increase in other accruals	6,610
Decrease in other non-current liabilities	(262)
Payments for reorganization items	(1,006)
Other operating activities, net	(82)
Net cash provided by operating activities	3,159

CASH FLOWS FROM INVESTING ACTIVITIES:
Expenditures for property	(2,752)
Proceeds from sale of pharmacy assets	2,394
Net cash used in investing activities	(358)

CASH FLOWS FROM FINANCING ACTIVITIES:
Principal payments on long term debt	(14)
Principal payments on capital leases	(865)
Payment of financing fees for debtor-in-possession financing	(728)
Decrease in book overdrafts	(4,330)
Net cash used in financing activities	(5,937)

Net decrease in cash and cash equivalents	(3,136)
Cash and cash equivalents at beginning of period	352,607
Cash and cash equivalents at end of period	$349,471

(1) See Schedule 1 for a listing of Debtor by case number.

See accompanying notes to consolidated financial statements.

Case No. 10-24549 (RDD) Jointly Administered

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. et al. (1)

(DEBTORS-IN-POSSESSION)

MONTHLY OPERATING REPORT FOR MARCH 2011

CONSOLIDATED STATEMENT OF CASH FLOWS - CONTINUED

(Unaudited — in thousands)

ADJUSTMENTS TO RECONCILE NET LOSS TO NET CASH PROVIDED BY OPERATING ACTIVITIES:

Four Weeks Ended
March 26, 2011

Depreciation and amortization	$15,264
Loss on write down of property	135
Non-cash interest expense	285
Reorganization items	4,240
Amortization of deferred real estate income	(327)
Gain of sale of pharmacy assets	(2,394)
Total adjustments to net loss	$17,203

(1) See Schedule 1 for a listing of Debtor by case number.

See accompanying notes to consolidated financial statements.

Case No. 10-24549 (RDD) Jointly Administered

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. et al.

MONTHLY OPERATING REPORT FOR MARCH 2011

NOTES TO MONTHLY OPERATING REPORT (UNAUDITED)

1.     Background

General

The Great Atlantic & Pacific Tea Company, Inc. (“we,” “our,” “us” or “our Company”) is engaged in the retail food business.  Our Company operates stores under the following trade names: A&P®, SuperFresh®, Waldbaum’s®, Super Foodmart®, Food Basics®, The Food Emporium®, Best Cellars®, Best Cellars at A&P®, Pathmark® and Pathmark Sav-A-Center®.

Chapter 11 Reorganization Cases

On December 12, 2010 our Company and all of its U.S. subsidiaries (collectively, the “Debtors”) filed voluntary petitions for relief (the “Bankruptcy Filing”) under chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”).   Our Company’s non-U.S. subsidiaries, which are immaterial on a consolidated basis and have no retail operations, were not part of the Bankruptcy Filing. The Debtors are authorized to operate their businesses and manage their properties as “Debtors-in-Possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

We are currently operating pursuant to the Bankruptcy Filing and continuation of our Company as a going-concern is contingent upon, among other things, our ability (i) to comply with the terms and conditions of the DIP Credit Agreement described in Note 3 to this Monthly Operating Report; (ii) to develop a plan of reorganization and obtain confirmation under the Bankruptcy Code; (iii) to reduce debt and other liabilities through the bankruptcy process; (iv) to return to profitability, including necessary near-term cost concession from our business and labor partners beginning as early as June 2011 with the benefits reflected in our results shortly thereafter; (v) to generate sufficient cash flow from operations; and (vi) to obtain financing sources to meet our future obligations.  The uncertainty regarding these matters raises substantial doubt about our ability to continue as a going concern.

2.     Basis of Presentation

Debtors-in-Possession Financial Statements

The unaudited consolidated financial statements and supplemental information contained herein represent the consolidated financial information for the Debtors as of and for the four weeks ended March 26, 2011. Non-Debtor subsidiaries are deemed to be immaterial on a consolidated basis and related income statement and balance sheet activity has been reported separately on Schedule 3 and Schedule 4 under the column “Foreign Non-Debtor”.

Our Company was required to apply the FASB’s provisions of Reorganizations effective on December 12, 2010, which is applicable to companies in chapter 11, which generally does not change the manner in which financial statements are prepared.  However, it does require that the financial statements for periods subsequent to the Bankruptcy Filing distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business.

The unaudited consolidated financial statements have been derived from the books and records of our Company. Certain financial information, however, has not been subject to procedures that would typically be applied to financial information presented in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”), and upon the application of such procedures (such as tests for asset impairment), we believe that the financial information will be subject to changes, and these changes could be material. The financial information furnished in this report includes primarily normal recurring adjustments but does not include all of the adjustments that would typically be made for quarterly financial statements in accordance with U.S. GAAP. As of March 26, 2011, all balances are subject to further review and reclassification. In addition, certain information and footnote disclosures normally included in financial statements prepared in accordance with U.S. GAAP have been omitted. Therefore, this report should be read in conjunction with our Company’s audited consolidated financial statements on Form 10-K as of and for the period ended February 26, 2011.

Case No. 10-24549 (RDD) Jointly Administered

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. et al.

MONTHLY OPERATING REPORT FOR MARCH 2011

NOTES TO MONTHLY OPERATING REPORT (UNAUDITED)

The results of operations contained herein are not necessarily indicative of the results which may be expected for any other period or for the full year and may not necessarily reflect the combined results of operations, financial position and cash flows of our Company in the future.

Intercompany Transactions

Intercompany transactions between Debtor entities, as well as between Debtor and Non-Debtor subsidiaries, include, but are not limited to, intercompany cash sweep arrangements, intercompany financing arrangements, intercompany wages and intercompany inventory procurement.  The intercompany financing agreements include two loans from two of the Non-Debtor foreign subsidiaries to Shopwell, Inc., a Debtor of our Company; a 3.562% loan due on May 27, 2013 with an outstanding balance of principal and interest of approximately $94.0 million from A&P Bermuda Limited and a 2.85% loan due on January 15, 2014 with an outstanding balance of principal and interest of approximately $0.1 million from APTEA Hungry Liquidity Management Limited Liability Company. All payments between the Debtor and Non-Debtor entities have been stayed at this time. The intercompany balances due to / from entities, as shown on individual entities’ balance sheets included in the accompanying Consolidating Balance Sheet, represent the accumulation of activity over time.  These balances between Debtor entities have not been eliminated in the accompanying Consolidating Balance Sheets. Certain intercompany transactions have been eliminated in the accompanying Consolidated Statement of Operations.  Intercompany balances between the Debtor and Non-Debtor entities have been shown net in the consolidated financial statements.

Interest Expense

We recorded all contractual interest on secured debt for the four weeks ended March 26, 2011. We recorded interest accretion expense for capital leases and real estate liabilities, self-insurance reserves, GHI and corporate owned life insurance (“COLI”) obligations. Although we have recorded interest accretion expense, we have not made a final determination as to the value of any underlying assets or the rejection/assumption of any of the obligations.  Once a determination is made, the accretion of the interest expense may change. We did not record contractual interest expense of $3.5 million for unsecured debt which is subject to compromise for the four weeks ended March 26, 2011.  Debt discounts and deferred financing fees for all debt which is subject to compromise were reclassified into the carrying value of the respective indebtedness upon the Bankruptcy Filing and the balances were then adjusted to the face value of the debt.  As a result of this reclassification, we ceased amortization of deferred financing fees and discounts effective as of the Bankruptcy Filing date. Such amounts may need to be adjusted in future periods.

Taxes and Insurance

We received approval to pay pre-petition employee withholding obligations in addition to employment and wage related taxes, sales and use taxes, and certain other taxes due in the normal course of business through certain court orders. As such, we have paid the applicable taxes when due except for amounts that are in dispute.

All post-petition tax obligations to the proper taxing authorities are current.  Deferred tax liabilities of $28.3 million are included within “Other accrued liabilities” in the Consolidated Balance Sheet.  Pre-petition amounts owed for our pro-rata portion of certain taxes for which we reimburse third parties have not been paid.

Additionally, all insurance premiums are current and all insurance policies are in force as of March 26, 2011.

Other non-current liabilities

Other non-current liabilities are comprised of $62.0 million for Non-Debtor obligations for COLI and $12.8 million for self-insurance reserves that were incurred subsequent to the Bankruptcy Filing.  These amounts are not subject to compromise under the Bankruptcy Filing.

Case No. 10-24549 (RDD) Jointly Administered

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. et al.

MONTHLY OPERATING REPORT FOR MARCH 2011

NOTES TO MONTHLY OPERATING REPORT (UNAUDITED)

3.     Sale of Pharmacy Assets

In February 2011, our Company filed a motion seeking approval from the United States Trustee to close 32 stores in six states as we continue to fully implement our comprehensive financial and operational restructuring.  In connection with these store closures, our Company sold pharmacy assets, including prescription files, from nine closed stores for proceeds of approximately $2.4 million.  This amount was recorded as a nonrecurring gain and included in the determination of loss from operations and net cash provided by operating activities for the four weeks ended March 26, 2011.

4.     DIP Credit Agreement

In connection with the Bankruptcy Filing, on December 13, 2010, the Bankruptcy Court entered its interim financing order, among other things, permitting us to enter into a Superpriority Debtor-in-Possession Credit Agreement (as amended and restated by that certain Amended and Restated Superpriority Debtor-in-Possession Credit Agreement dated as of December 21, 2010 and further amended by that certain First Amendment thereto dated January 10, 2011, the “DIP Credit Agreement”) with JPMorgan Chase Bank, N.A., as administrative agent and as collateral agent (in such capacity, the “Agent”), the lenders from time to time party thereto (collectively, the “DIP Lenders”) and our Company and certain subsidiaries as borrowers thereunder. On December 14, 2010, we satisfied all of the conditions to the effectiveness of the DIP Credit Agreement and consummated the transactions contemplated thereunder including the refinancing in full of our Company’s and its applicable subsidiaries’ obligations under the pre-existing first lien credit facility. Pursuant to the terms of the DIP Credit Agreement:

•              the DIP Lenders agreed to lend up to $800.0 million in the form of a $350.0 million term loan and a $450.0 million revolving credit facility with a $250.0 million sublimit for letters of credit, in each case subject to the terms and conditions therein;

•              our Company’s and the Subsidiary Borrower’s obligations under the DIP Credit Agreement and the other specified loan documents are guaranteed by our Company’s certain other subsidiaries that are Debtors (“Subsidiary Guarantors” and, together with our Company and the Subsidiary Borrowers, the “Loan Parties”); and

•              the Loan Parties’ obligations under the DIP Credit Agreement and such other specified loan documents are secured by a security interest in, and lien upon, substantially all of the Loan Parties’ existing and after-acquired personal and real property, having the priority and subject to the terms therein and in the order(s) entered into by the Bankruptcy Court, as applicable.

Our Company will have the option to have interest on the revolving loans under the revolving credit facility provided under the DIP Credit Agreement accrue at an alternate base rate plus 200 basis points or at adjusted LIBOR plus 300 basis points. Our Company will have the option to have interest on the term loan provided under the DIP Credit Agreement accrue at an alternate base rate plus 600 basis points or at adjusted LIBOR (with a floor of 175 basis points) plus 700 basis points. The DIP Credit Agreement limits, among other things, our Company’s and the other Loan Parties’ ability to (i) incur indebtedness, (ii) incur or create liens, (iii) dispose of assets, (iv) prepay certain indebtedness and make other restricted payments, (v) enter into sale and leaseback transactions and (vi) modify the terms of certain indebtedness and certain material contracts. The DIP Credit Agreement also contains certain financial covenants, including a minimum excess availability covenant of $100.0 million, minimum liquidity covenant of $100.0 million and minimum cumulative EBITDA covenant as defined in the DIP Credit Agreement.  Minimum cumulative EBITDA measured beginning on April 24, 2011 is as follows (in millions):

Case No. 10-24549 (RDD) Jointly Administered

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. et al.

MONTHLY OPERATING REPORT FOR MARCH 2011

NOTES TO MONTHLY OPERATING REPORT (UNAUDITED)

Date	Minimum Cumulative EBITDA
August 13, 2011	$—
September 10, 2011	10.0
October 8, 2011	20.0
November 5, 2011	35.0
December 3, 2011	50.0
December 31, 2011	65.0
January 28, 2012	90.0
February 25, 2012	100.0
March 24, 2012	110.0
April 21, 2012	125.0
May 19, 2012	150.0
June 16, 2012	175.0

We are currently in compliance with all covenants.  Meeting our EBITDA covenant requires increasing levels of performance throughout the year.  Achieving this improving performance will require our Company to successfully implement our business improvement initiatives beginning as early as June 2011 with the benefits reflected in our results shortly thereafter. The DIP Credit Agreement matures upon the earliest to occur of (a) June 14, 2012, (b) the acceleration of the loans and the termination of the commitment thereunder, and (c) the substantial consummation (as defined in Section 1101(2) of the Bankruptcy Code, which for purposes hereof shall be no later than the effective date thereof) of a plan of reorganization that is confirmed pursuant to an order entered by the Bankruptcy Court. The Bankruptcy Court entered a final order approving the DIP Credit Agreement on January 11, 2011.

5.              Reorganization Items

Reorganization items represent amounts incurred as a direct result of the Bankruptcy Filing and was comprised of the following:

Four Weeks Ended
March 26, 2011
(in thousands)

Professional fees	$(4,240)
Total reorganization items	$(4,240)

Professional fees of approximately $4.2 million were incurred for the four weeks ended March 26, 2011.  We paid approximately $1.0 million for Professional Fees that were previously accrued related to our Bankruptcy Filing.

6.              Liabilities Subject to Compromise

As a result of the Bankruptcy Filing, the payment of pre-petition indebtedness is subject to compromise or other treatment under a plan of reorganization. Generally, actions to enforce or otherwise effect payment of pre-Bankruptcy Filing liabilities are stayed. Although payment of pre-petition claims generally is not permitted, the Bankruptcy Court granted the Debtor authority to pay certain pre-petition claims in designated categories and subject to certain terms and conditions. This relief generally was designed to preserve the value of our Company’s businesses and assets. Among other things, the Bankruptcy Court authorized us to pay certain pre-petition claims relating to employee wages and benefits, customers, vendors, and suppliers.

We have been paying and intend to continue to pay undisputed post-petition claims in the ordinary course of business. In addition, we may reject pre-petition executory contracts and unexpired leases with respect to our operations, with the approval of the Bankruptcy Court. Any damages resulting from rejection of executory contracts and unexpired leases are treated as general unsecured claims and will be classified as “Liabilities subject to compromise” on the Consolidated Balance Sheet. We will notify all known claimants subject to the bar date of their need to file a proof of claim with the Bankruptcy Court. A bar date is the date by which claims against our Company must be filed if the

Case No. 10-24549 (RDD) Jointly Administered

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. et al.

MONTHLY OPERATING REPORT FOR MARCH 2011

NOTES TO MONTHLY OPERATING REPORT (UNAUDITED)

claimants disagree with the amounts included in our schedule of assets and liabilities filed with the United States Trustee and wish to receive any distribution in the Bankruptcy Filing. A bar date of June 17, 2011 has been set by the Bankruptcy Court. Differences between liability amounts estimated by our Company and claims filed by creditors will be investigated and, if necessary, the Bankruptcy Court will make a final determination of the allowable claims. The ultimate amount of such liabilities is not determinable at this time.

Pre-petition liabilities that are subject to compromise are required to be reported at the amounts expected to be allowed, even if they may be settled for lesser amounts.  The amounts currently classified as “Liabilities subject to compromise” may be subject to future adjustments depending on Bankruptcy Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, or other events.  We expect that certain amounts currently classified as “Liabilities subject to compromise” may in fact be paid in the ordinary course as they come due.  Any resulting changes in classification will be reflected in subsequent monthly operating reports.

Liabilities subject to compromise consist of the following:

As of March 26, 2011
(in thousands)
Accounts payable	$211,134
Accrued salaries, wages, and benefits	10,941
Self-insurance reserves	392,012
Closed store and warehouse reserves	157,249
Pension withdrawal liabilities	97,574
GHI contractual liability for employee benefits	94,281
Accrued occupancy related costs for open stores	23,822
Deferred income	69,167
Deferred real estate income	88,982
Accrued audit, legal and other	8,110
Accrued interest	36,197
Other postretirement and postemployment benefits	41,650
Other accruals	8,315
Pension plan benefits	126,113
Deferred rent liabilities	56,346
Unfavorable lease liabilities	4,130
Other noncurrent liabilities	11,475
5.125% Convertible Senior Notes, due June 15, 2011	165,000
Related Party Promissory Note, due August 18, 2011	10,000
9.125% Senior Notes, due December 15, 2011	12,840
6.750% Convertible Senior Notes, due December 15, 2012	255,000
11.375% Senior Secured Notes, due August 4, 2015	260,000
9.375% Notes, due August 1, 2039	200,000
Other debt	2,700
Obligations under capital leases	120,193
Real estate liabilities	399,480
Total liabilities subject to compromise	$2,862,711

Liabilities subject to compromise include liabilities related to pre-petition purchases and interest payments, some of which were scheduled for payment in the March 2011 period.  As a result, the March 2011 cash flows from operations were favorably affected by the stay of payment related to the liabilities.

Rejected Leases

We have rejected 98 of our leases through the bankruptcy process and reduced the reserve balance associated with these leases by $192.7 million, net to the allowable claim for damages of $130.2 million. The remaining closed store reserve balance of $27.0 million relates to locations for which the leases have not been rejected as of March 26, 2011.

Case No. 10-24549 (RDD) Jointly Administered

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. et al.

MONTHLY OPERATING REPORT FOR MARCH 2011

NOTES TO MONTHLY OPERATING REPORT (UNAUDITED)

Non-Debtor Financing Agreements

Intercompany financing agreements with foreign Non-Debtor subsidiaries of $94.1 million are not reflected in the above liabilities subject to compromise table as these amounts were eliminated on a consolidated basis.

7.              Post-petition Accounts Payable and Accrued Expenses

To the best of our knowledge, all undisputed post-petition accounts payable and accrued expenses have been paid, or are being paid under agreed-upon payment terms.

Case No. 10-24549 (RDD) Jointly Administered

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. et al.

MONTHLY OPERATING REPORT FOR MARCH 2011

SCHEDULE 1: SCHEDULE OF DISBURSEMENTS

Case Number:	Debtor Name:	Disbursements for the four weeks ended March 26, 2011:
087-10-24548	APW SUPERMARKETS, INC.	$34,649,810.39
087-10-24549	THE GREAT ATLANTIC & PACIFIC	125,119,865.44
087-10-24550	2008 BROADWAY, INC.	—
087-10-24551	AAL REALTY CORPORATION	—
087-10-24552	ADBRETT CORPORATION	—
087-10-24553	AMSTERDAM TRUCKING CORPORATION	—
087-10-24554	APW SUPERMARKET CORPORATION	—
087-10-24555	BERGEN STREET PATHMARK, INC.	—
087-10-24556	BEST CELLARS DC, INC.	—
087-10-24557	BEST CELLARS, INC.	193,812.57
087-10-24558	BEST CELLARS LICENSING, CORP.	—
087-10-24559	BEST CELLARS MASSACHUSETTS, INC.	447.75
087-10-24560	BEST CELLARS VA, INC.	24,522.41
087-10-24561	BEV, LTD	96,729.84
087-10-24562	BORMAN’S INC.	8,674.30
087-10-24563	BRIDGE STUART, INC.	—
087-10-24564	CLAY-PARK REALTY, CORP.	—
087-10-24565	COMPASS FOODS, INC.	—
087-10-24566	EAST BRUNSWICK STUART, LLC	—
087-10-24567	FARMER JACKS OF OHIO, INC.	—
087-10-24568	FOOD BASICS, INC.	6,937,946.69
087-10-24569	GRAMATAN FOODTOWN CORP.	—
087-10-24570	GRAPE FINDS AT DUPONT, INC.	—
087-10-24571	GRAPE FINDS LICENSING, CORP.	—
087-10-24572	GREENLAWN LAND DVLPMNT, CORP.	—
087-10-24573	HOPELAWN PROPERTY I, INC.	—
087-10-24574	KOHL’S FOOD STORES, INC.	—
087-10-24575	KWIK SAVE, INC.	—
087-10-24576	LANCASTER PIKE STUART, LLC	—
087-10-24577	LBRO REALTY, INC.	—
087-10-24578	MAC DADE BOULEVARD STUART, LLC	—
087-10-24579	MCLEAN AVENUE PLAZA, CORP.	—
087-10-24580	MILIK SERVICE COMPANY, LLC	—
087-10-24581	MONTVALE HOLDINGS, INC.	—
087-10-24582	N. JERSEY PROPERTIES, INC. VI	—
087-10-24583	ONPOINT, INC.	—
087-10-24584	PATHMARK STORE, INC.	103,786,005.97
087-10-24585	PLAINBRIDGE, LLC	312,691,267.48
087-10-24586	SEG STORES, INC.	11,652.87
087-10-24587	SHOPWELL, INC.	12,162,151.62
087-10-24588	SHOPWELL, INC.	—
087-10-24589	SPRING LANE PRODUCE CORP.	—
087-10-24590	SUPER FRESH FOOD MARKETS, INC.	17,805,692.88
087-10-24591	SUPER FRESH/SAV A CENTER, INC.	10,577.59
087-10-24592	SUPER MARKET SERVICES, CORP.	399.88
087-10-24593	SUPER PLUS FOOD WAREHOUSE, INC.	—
087-10-24594	SUPERMARKETS OIL COMPANY, INC.	—
087-10-24595	THE FOOD EMPORIUM, INC.	—
087-10-24596	THE OLD WINE EMPORIUM	222,611.14
087-10-24597	THE S. DAKOTA GREAT ATLANTIC	—
087-10-24598	TRADEWELL FOODS OF CONN., INC.	485,625.78
087-10-24599	UPPER DARBY STUART, LLC	—
087-10-24600	WALDBAUM, INC.	1,849,033.11
087-10-24601	LO-LO DISCOUNT STORES, INC.	124,167.21
	GRAND TOTALS:	$616,180,994.92

Certain Debtor entities make disbursements on behalf of the other Debtor entities.  Every effort has been made to accurately represent the disbursements made on behalf of each affiliated debtor.

Case No. 10-24549 (RDD) Jointly Administered

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. et al. (1)

MONTHLY OPERATING REPORT FOR MARCH 2011

SCHEDULE 2: DEBTOR QUESTIONNAIRE

	Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period?		✓
2.	Have any funds been disbursed from any account other than a debtor-in-possession account this reporting period?	✓(a)
3.	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		✓
4.	Are worker compensation, general liability or other necessary insurance coverage expired or cancelled, or has the Debtor received notice of expiration or cancellation of such policies?		✓
5.	Is the Debtor delinquent in paying any insurance premium payment?		✓
6.	Have any payments been made on pre-petition liabilities this reporting period?	✓(b)
7.	Are any post-petition receivables (accounts, loans, or loans) due from related parties?		✓
8.	Are any post-petition payroll taxes past due?		✓
9.	Are any post-petition State or Federal income taxes past due?		✓
10.	Are any post-petition real estate taxes past due?		✓
11.	Are any other post-petition taxes past due?		✓
12.	Have any pre-petition taxes been paid during this reporting period?	✓(b)
13.	Are any amounts owed to post-petition creditors delinquent?		✓
14.	Are any wage payments past due?	✓(c)	✓
15.	Have any post-petition loans been received by the Debtor from any party?		✓
16.	Is the Debtor delinquent in paying any U.S. Trustee fees?		✓
17.	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		✓
18.	Have the owners or shareholder received any compensation outside of the normal course of business?		✓

Explanations to “Yes” answers:

(a)          Funds have been disbursed from Rule 501(c)3 non-profit organizations, affiliates of our Company, in the normal course of operations.

(b)          Payments made on certain pre-petition liabilities and taxes were made pursuant to various court orders.

(c)          Certain severance payments have not been made and have been classified as part of “liabilities subject to compromise”; however, wage payments for existing employees are current.

(1) See Schedule 1 for a listing of Debtor by case number.

Case No. 10-24549 (RDD) Jointly Administered

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. et al.

(DEBTORS-IN-POSSESSION)

MONTHLY OPERATING REPORT FOR MARCH 2011

SCHEDULE 3: CONSOLIDATING STATEMENTS OF OPERATIONS

FOR THE FOUR WEEKS ENDED MARCH 26, 2011

(Unaudited - in thousands)

	APW Supermarket	Bev LTD	Borman’s Inc	Farmer Jacks	Hopelawn	Kohl’s Food	Shopwell	Super Fresh/Sav	Super Fresh	The Great A&P	The Old Wine
				of Ohio	Property I Inc	Stores		-A-Center	Food Markets	Tea Co	Emporium

	10-24548	10-24561	10-24562	10-24567	10-24573	10-24574	10-24587	10-24591	10-24590	10-245549	10-24596
Sales	$85,645	$116	$-	$-	$-	$-	$20,631	$-	$42,908	$162,023	$202

Cost of merchandise sold	(60,135)	(93)	-	-	-	-	(11,639)	-	(29,942)	(112,504)	(151)
Gross margin	25,510	23	-	-	-	-	8,992	-	12,966	49,519	51

Store operating, general and administrative expense	(18,403)	(30)	306	12	1	31	(5,723)	47	(8,747)	(105,108)	(24)
Income (loss) from continuing operations before nonoperating income, interest expense, reorganization items and income taxes	7,107	(7)	306	12	1	31	3,269	47	4,219	(55,589)	27
Interest expense	(396)	-	-	-	-	-	-	-	(309)	(6,820)	-
Reorganization items	-	-	-	-	-	-	-	-	-	(4,240)	-
Income (loss) from continuing operations before income taxes	6,711	(7)	306	12	1	31	3,269	47	3,910	(66,649)	27
Provision for income taxes	-	-	-	-	-	-	-	-	-	(35)	-
Income (loss) from continuing operations	6,711	(7)	306	12	1	31	3,269	47	3,910	(66,684)	27
(Loss) income from discontinued operations	-	-	(359)	-	-	(6)	-	31	-	1	-
Net income (loss)	$6,711	$(7)	$(53)	$12	$1	$25	$3,269	$78	$3,910	$(66,683)	$27

Case No. 10-245949 (RDD) Jointly Administered

Tradewell Foods	Waldbaums Inc	US Food Basics	Pathmark Inc	Plainbridge	E Brusnswick	Best Cellars	SEG	Best Cellars	Best Cellars of	Foreign	Total
								Mass Inc	Virgina Inc	Non-Debtor

10-24598	10-24600	10-24568	10-24584	10-24585	10-24566	10-24557	10-24586	10-24559	10-24560
$1,165	$2,829	$18,786	$232,220	$-	$-	$186	$-	$-	$61	$-	$566,772

(783)	(1,964)	(15,514)	(168,051)	-	-	(127)	-	-	(41)	-	(400,944)
382	865	3,272	64,169	-	-	59	-	-	20	-	165,828

(242)	(61)	(1,645)	(46,071)	(294)	(15)	(69)	12	(2)	(31)	7	(186,049)

140	804	1,627	18,098	(294)	(15)	(10)	12	(2)	(11)	7	(20,221)
-	(509)	(122)	(2,012)	-	-	-	-	-	-	-	(10,168)
-	-	-	-	-	-	-	-	-	-	-	(4,240)

140	295	1,505	16,086	(294)	(15)	(10)	12	(2)	(11)	7	(34,629)
-	-	-	-	-	-	-	-	-	-	-	(35)
140	295	1,505	16,086	(294)	(15)	(10)	12	(2)	(11)	7	(34,664)
-	-	-	-	-	-	-	-	-	-	-	(333)
$140	$295	$1,505	$16,086	$(294)	$(15)	$(10)	$12	$(2)	$(11)	$7	$(34,997)

Case No. 10-245949 (RDD) Jointly Administered

THE GREAT ATLANTIC  &  PACIFIC TEA COMPANY, INC. et al.

(DEBTORS-IN-POSSESSION)

MONTHLY OPERATING REPORT FOR MARCH 2011

SCHEDULE 4: CONSOLIDATING BALANCE SHEETS

AS OF MARCH 26, 2011

(Unaudited - in thousands)

	APW Supermarket	Bev LTD	Borman’s Inc	Farmer Jacks	Hopelawn	Kohl’s Food	Shopwell	Super Fresh/Sav	Super Fresh	The Great A&P	The Old Wine	Tradewell Foods	Waldbaums Inc	US Food Basics
				of Ohio	Property I Inc	Stores		-A-Center	Food Markets	Tea Co	Emporium

	10-24548	10-24561	10-24562	10-24567	10-24573	10-24574	10-24587	10-24591	10-24590	10-245549	10-24596	10-24598	10-24600	10-24568
ASSETS
Current assets:
Cash and cash equivalents	$5,005	$10	$-	$-	$-	$-	$790	$-	$2,601	$317,297	$23	$33	$124	$856
Restricted cash	201	-	-	-	-	-	-	-	-	1,406	-	-	-	84
Accounts receivable, net	6,304	1	8	-	-	6	1,428	-	6,451	113,675	2	39	762	907
Inventories, net	62,383	610	-	-	-	-	8,773	-	34,193	158,276	513	767	2,141	9,745
Prepaid expenses and other current assets	2,981	2	-	-	-	-	3,001	-	1,147	19,617	1	110	1,070	409
Total current assets	76,874	623	8	-	-	6	13,992	-	44,392	610,271	539	949	4,097	12,001
Non-current assets:
Property
Property owned, net	117,506	402	480	-	-	-	31,285	-	55,951	237,749	36	785	20,486	27,836
Property leased under capital leases, net	-	-	-	-	-	-	62	-	-	5,060	-	-	-	-
Property, net	117,506	402	480	-	-	-	31,347	-	55,951	242,809	36	785	20,486	27,836
Goodwill	31,487	-	-	-	-	-	12,110	-	-	33,042	-	-	27,798	4,147
Intangible assets, net	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Other assets	3,373	-	-	-	-	-	505	452	700	132,309	-	10	46	434

Total assets	$229,240	$1,025	$488	$-	$-	$6	$57,954	$452	$101,043	$1,018,431	$575	$1,744	$52,427	$44,418

LIABILITIES AND SHAREHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Accounts payable	$11,781	$78	$(1)	$-	$-	$-	$4,577	$-	$5,744	$53,182	$44	$184	$362	$3,585
Book overdrafts	-	-	-	-	-	-	-	-	-	19,392	-	-	-	-
Accrued salaries, wages and benefits	12,125	26	-	-	-	-	3,183	-	7,309	56,536	46	144	307	887
Accrued taxes	967	1	-	-	-	-	589	-	592	19,398	12	16	35	242
Other accruals	6,094	16	(2)	-	-	-	1,254	-	2,509	155,035	15	72	199	555
Total current liabilities	30,967	121	(3)	-	-	-	9,603	-	16,154	303,543	117	416	903	5,269
Non-current liabilities:
Debtor-in-possession financing	-	-	-	-	-	-	-	-	-	350,000	-	-	-	-
Other non-current liabilities	-	-	-	-	-	-	-	-	-	72,113	-	-	-	-
Intercompany, net	(401,772)	2,134	130,896	37,131	20,318	(281,328)	(256,427)	(29,646)	212,485	(188,761)	1,056	(8,602)	(104,403)	90,742

Total liabilities not subject to compromise	(370,805)	2,255	130,893	37,131	20,318	(281,328)	(246,824)	(29,646)	228,639	536,895	1,173	(8,186)	(103,500)	96,011

Liabilities subject to compromise	163,317	38	76,363	9,554	1,400	5,994	35,585	25,987	59,863	2,052,956	10	2,179	11,714	24,271
Total liabilities	(207,488)	2,293	207,256	46,685	21,718	(275,334)	(211,239)	(3,659)	288,502	2,589,851	1,183	(6,007)	(91,786)	120,282

Preferred stock subject to compromise	-	-	-	-	-	-	-	-	-	143,299	-	-	-	-

Shareholders’ equity (deficit):
Common stock	-	-	-	-	-	-	-	-	-	53,852	-	-	-	-
Additional paid-in capital	291,299	-	78,031	-	-	31,200	70,209	-	13,417	(333,445)	-	-	685	-
Accumulated other comprehensive loss	-	-	-	-	-	-	-	-	-	(75,309)	-	-	-	-
Retained earnings (accumulated deficit)	145,429	(1,268)	(284,799)	(46,685)	(21,718)	244,140	198,984	4,111	(200,876)	(1,345,119)	(608)	7,751	143,528	(75,864)
Accumulated translation adjustment	-	-	-	-	-	-	-	-	-	(14,698)	-	-	-	-
Total shareholders’ equity (deficit)	436,728	(1,268)	(206,768)	(46,685)	(21,718)	275,340	269,193	4,111	(187,459)	(1,714,719)	(608)	7,751	144,213	(75,864)
Total liabilities and shareholders’ equity (deficit)	$229,240	$1,025	$488	$-	$-	$6	$57,954	$452	$101,043	$1,018,431	$575	$1,744	$52,427	$44,418

Case No 10-24549 (RDD) Jointly Administered

Pathmark Inc	Plainbridge	Delaware County	E Brusnswick	Best Cellars	SEG	Best Cellars	Best Cellars of	Grape Finds at	SMS	2008 B’Way	South Dakota	Bridge Stuart	Adbrett Corp	Bergen Street	Foreign	Total
						Mass Inc	Virgina Inc	Dupont, Inc			Great A&P Tea	Inc		Pathmark Inc	Non-Debtor

10-24584	10-24585	Dairies	10-24566	10-24557	10-24586	10-24559	10-24560	10-24570	10-24592	10-24550	10-24597	10-24563	10-24552	10-24555

$20,815	$-	$-	$-	$5	$-	$-	$7	$-	$-	$-	$-	$-	$-	$-	$1,905	$349,471
40	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	1,731
48,161	25,308	-	199	8	178	-	-	-	-	-	-	-	-	-	-	203,437
152,526	360	-	-	113	-	3	73	-	-	-	-	-	-	-	-	430,476
6,299	31	-	-	53	-	-	2	-	-	-	-	-	-	-	100	34,823
227,841	25,699	-	199	179	178	3	82	-	-	-	-	-	-	-	2,005	1,019,938

637,280	459	-	23,062	114	-	-	26	-	-	475	-	-	-	-	-	1,153,932
57,462	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	62,584
694,742	459	-	23,062	114	-	-	26	-	-	475	-	-	-	-	-	1,216,516
-	-	-	-	1,828	-	-	-	-	-	-	-	-	-	-	-	110,412
123,463	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	123,463
5,097	34	-	-	40	-	31	-	-	-	-	-	-	-	-	-	143,031

$1,051,143	$26,192	$-	$23,261	$2,161	$178	$34	$108	$-	$-	$475	$-	$-	$-	$-	$2,005	$2,613,360

$35,445	$5,941	$-	$-	$128	$-	$(2)	$7	$(1)	$-	$-	$-	$-	$-	$-	$44	$121,098
-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	19,392
31,263	277	-	-	2	-	-	30	-	-	-	-	-	-	-	-	112,135
3,094	-	-	-	53	-	-	3	-	50	-	-	(3)	-	(2)	-	25,047
9,095	29	-	-	7	-	-	13	-	-	-	-	-	-	-	(94,002)	80,889
78,897	6,247	-	-	190	-	(2)	53	(1)	50	-	-	(3)	-	(2)	(93,958)	358,561

-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	350,000
-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	2,659	74,772
1,461,552	(21,786)	(19)	20,353	2,356	(390)	320	476	122	(13,742)	(1,210)	(673,883)	232	(1,821)	782	2,835	-

1,540,449	(15,539)	(19)	20,353	2,546	(390)	318	529	121	(13,692)	(1,210)	(673,883)	229	(1,821)	780	(88,464)	783,333

373,297	20,083	-	-	42	34	(3)	27	-	-	-	-	-	-	-	-	2,862,711
1,913,746	4,544	(19)	20,353	2,588	(356)	315	556	121	(13,692)	(1,210)	(673,883)	229	(1,821)	780	(88,464)	3,646,044

-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	143,299

-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	53,852
-	-	-	-	-	-	-	-	-	52	454	329,010	-	-	-	30,223	511,135
-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	(75,309)
(862,603)	21,648	19	2,908	(427)	534	(281)	(448)	(121)	13,640	1,231	344,873	(229)	1,821	(780)	45,548	(1,665,661)
-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	14,698	-
(862,603)	21,648	19	2,908	(427)	534	(281)	(448)	(121)	13,692	1,685	673,883	(229)	1,821	(780)	90,469	(1,175,983)
$1,051,143	$26,192	$-	$23,261	$2,161	$178	$34	$108	$-	$-	$475	$-	$-	$-	$-	$2,005	$2,613,360

Case No 10-24549 (RDD) Jointly Administered